Exhibit 99.1
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


The undersigned hereby certifies that, to his knowledge, (i) the Form 10-QSB filed by Weststar Financial Services Corporation (the "Issuer") for the quarter ended March 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that report fairly presents, in all material respects, the financial condition and results of operations of the Issuer on the dates and for the periods presented therein.


                                     Weststar Financial Services Corporation


Date:   April 30, 2003               By:   /s/ Randall C. Hall
                                           -------------------------------------
                                           Randall C. Hall
                                           President and Chief Executive Officer
                                           Executive Vice President and
                                           Chief Financial and
                                           Principal Accounting Officer


Date:   April 30, 2003               By:   /s/ G. Gordon Greenwood
                                           -------------------------------------
                                           G. Gordon Greenwood
                                           President and Chief Executive Officer
                                           President & Chief Executive Officer






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


                                   SIGNATURE

In accordance with the requirement of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         Weststar Financial Services Corporation
                                        (Registrant)

April 30, 2003                           /s/Randall C.  Hall
                                         ---------------------------------------
                                         Randall C. Hall
                                         Executive Vice President and
                                         Chief Financial and
                                         Principal Accounting Officer


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